                         COMMON STOCK

                           NUMBER

                   INCORPORATED UNDER THE
               LAWS OF THE STATE OF DELAWARE

                          [LOGO]

                    Imagyn Medical, Inc.

                        COMMON STOCK

                           SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES

                      CUSIP 45245K 10 5


                     THIS CERTIFIES THAT


                       S P E C I M E N


                       IS THE OWNER OF


       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                  $.001 PAR VALUE PER SHARE, OF

                     Imagyn Medical, Inc.

transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Tranfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its authorized officers and its facsimile seal to be hereunto affixed.

Dated:

        /s/ J. CASEY MCGLYNN         [SEAL]           /s/ FRANKLIN D. BROWN
              SECRETARY                                      PRESIDENT


COUNTERSIGNED AND REGISTERED:

    NORWEST BANK MINNESOTA, N.A.
      P.O. Box 378, 161 North Concord Exchange
      South St. Paul, Minnesota 55075
      TRANSFER AGENT AND REGISTRAR

    BY

        AUTHORIZED SIGNATURE

                                                       Imagyn Medical, Inc.

     The Corporation is authorized to issue two classes of stock, common stock and preferred stock. A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Corporation at its offices in South St. Paul,
Minnesota.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                                      UNIF GIFT MIN ACT - ............Custodian..............
TEN ENT -- as tenants by the entireties                                                       (Cust)              (Minor)
                                                                                         under Uniform Gifts to Minors
JT TEN  -- as joint tenants with right of                                                Act................................
           survivorship and not as tenants                                                              (State)
           in common                                                 UNIF TRF MIN ACT  - ........Custodian (until age.......)
                                                                                          (Cust)
                                                                                         ............under Uniform Transfers
                                                                                           (Minor)
                                                                                         to Minors Act......................
                                                                                                              (State)

                     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
|                                     |
|                                     |
- --------------------------------------

_________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_________________________________________________________________________________________________________________________________

                                                        S P E C I M E N
_________________________________________________________________________________________________________________________________


___________________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________

                                                           X --------------------------------------------------------------------

                                                           X --------------------------------------------------------------------

                                                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                              NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                              PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                              WHATEVER.

Signature(s) Guaranteed






By________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS
A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
